SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities

                              Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant --

Check the appropriate box:

-- Preliminary Proxy Statement
-- Confidential, for Use of the Commission Only (as permitted by
   Rule 14a-6(e)(2))
X  Definitive Proxy Statement
-- Definitive Additional Materials
-- Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              EMPIRE GLOBAL CORP.
               (Name of Registrant as Specified in Its Charter)

                                Not Applicable
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X  No fee required.

-- Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies: N/A

   (2) Aggregate number of securities to which transaction applies: N/A

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

   (4) Proposed maximum aggregate value of transaction: N/A

   (5) Total fee paid: N/A

-- Fee paid previously with preliminary materials.

-- Check box if any part of the fee if offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid: N/A

   (2) Form, Schedule or Registration Statement No.: N/A

   (3) Filing Party: N/A

   (4) Date Filed: N/A

                               EMPIRE GLOBAL CORP.
                        Suite 701, 130 Adelaide St., W.
                        Toronto, Ontario, M5H 2K4 Canada

July 15, 2015

To the Stockholders of EMPIRE GLOBAL CORP.:

You are cordially invited to attend the annual meeting of stockholders of EMPIRE GLOBAL CORP., a Delaware corporation, on Friday, August 7, 2015 at Suite 701, 130 Adelaide St. W., Toronto, Ontario M5H 2K4 Canada.

Management presentations, and the formal annual meeting will commence at 9:00 a.m. (local time).

The notice of annual meeting of stockholders and proxy statement, which describe the formal business to be conducted at the meeting, are enclosed with this letter.

After reading the proxy statement, please promptly mark, sign and return the enclosed proxy card in the prepaid envelope (if mailing within the United States) by 10:00 a.m., July 27, 2015, to ensure that your shares will be represented. Regardless of the number of shares of stock you own, your careful consideration of, and vote on, the matters before our stockholders are important.

Copies of our Annual Report on Form 10-K for the year ended December 31, 2014 is also enclosed with this letter.

The board of directors and management look forward to seeing you at the annual meeting.

Sincerely,


/s/ Michele Ciavarella
-------------------------
Michele Ciavarella, B.Sc.
Chairman and Chief Executive Officer

                               EMPIRE GLOBAL CORP.
                        Suite 701, 130 Adelaide St., W.
                        Toronto, Ontario, M5H 2K4 Canada

                   Notice of Annual Meeting of Stockholders
                         to be Held on August 7, 2015

To the Stockholders of EMPIRE GLOBAL CORP.:

NOTICE IS HEREBY GIVEN that EMPIRE GLOBAL CORP., a Delaware corporation, will hold an annual meeting of stockholders on August 7, 2015 at 9:00 a.m. (local time) at the Suite 701, 130 Adelaide St. W., Toronto, Ontario M5H 2K4 Canada (the "Meeting"). The Meeting is being held for the following purposes:

1. To re-elect Mr. Michele Ciavarella, to serve as director and Chairman of our company;

2. To elect Mr. Alessandro Marcelli and Mr. Beniamino Gianfelici to serve as directors of our company.

3. To ratify the appointment of Paritz and Company, PA as the independent auditors of our company for the year ended December 31, 2014; and

4. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our board has fixed the close of business on June 30, 2015 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.0001 par value per share, will be entitled to vote one vote per share of common stock held on each matter properly brought before the Meeting. The number of shares of our common stock outstanding as of June 30, 2015 was 23,264,800 which are entitled to a total of 23,264,800 votes.

Dated: July 15, 2015.

By Order of the Board of Directors,


/s/ Michele Ciavarella
-------------------------
Michele Ciavarella, B.Sc.
Chairman and Chief Executive Officer,

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

                               EMPIRE GLOBAL CORP.
                        Suite 701, 130 Adelaide St., W.
                        Toronto, Ontario, M5H 2K4 Canada

             Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on August 7, 2015 at 9:00 a.m. (local time) at Suite 701,
130 Adelaide St. W., Toronto, Ontario M5H 2K4 Canada, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about July 16, 2015 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we," "us," "our" and "Empire" refer to EMPIRE GLOBAL CORP.

                             GENERAL INFORMATION

Corporate Overview

EMPIRE GLOBAL CORP., (the "Company") was incorporated in the state of Delaware on August 26, 1998 as Pender International Inc. and on September 30, 2005 changed its name to Empire Global Corp.

On August 15, 2014 we completed the acquisition of 100% ownership in Multigioco Srl., ("Multigioco") a corporation organized under the laws of the Republic of Italy with a "GAD online gaming license;" Multigioco is now a wholly owned subsidiary of Empire. In addition, on January 1, 2015 we completed the acquisition of Rifa Srl ("Rifa") an Italian corporation with a "Monti licence" to operate as a subsidiary of Multigioco for land-based or 'offline' distribution.

Also on January 1, 2015, Multigioco purchased offline gaming assets from New Gioco Srl., an Italian company, which included a "Bersani license." Therefore, Multigioco now owns a GAD (Gioco a Distanza) online license #15133 with approximately 850 web-based shops (Punti di Commercializzazione), a Bersani license #4070 with three (3) Corner (Punto Sportivo) locations, as well as a Monti license #4583 with two (2) Agency (Negozio Sportivo) locations.

As a result of the acquisition of Multigioco our principal business is now an AAMS (Agencia delle Dogane e dei Monopoli) licensed gaming operator offering land based and internet based gambling and sports betting. Our revenues are derived from Multigioco's operations offering a variety of lottery and casino gaming as well as sports betting through online and offline locations situated throughout Italy.

Annual Report

Our annual report on Form 10-K for the year ended December 31, 2014 is enclosed with this proxy statement.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.0001 par value per share (the "Common Stock") as of the close of business on June 30, 2015. Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the June 30, 2015 record date, there were 23,264,800 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing a majority of the issued and outstanding shares entitled to vote, either present in person or by proxy, constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the resolutions set out in the Notice of Annual Meeting and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Signature Stock Transfer, Inc., 2632 Coachlight Court, Plano, Texas, 75093, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the June 30, 2015 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Delaware law, or under our Articles of Incorporation, or our bylaws in connection with the matters to be voted on at the Meeting.

           VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY
                  CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our Common Stock beneficially owned on June 30, 2015 for (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding Common Stock,
(ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of June 30, 2015, we had 23,264,800 shares of Common Stock outstanding.

Title of Class   Name and Address of         Amount and Nature of   Percentage
                 Beneficial Owner            Beneficial Ownership   of Class(1)

Common Stock     Gold Street Capital Corp.
                 Georgetown, Grand Cayman        12,360,660           50.9%

Common Stock     Braydon Capital Corp.
                 Kleinberg, Ontario               5,568,700           22.9%

Common Stock     Mississaugas of the
                 New Credit First Nation
                 Hagersville, Ontario             2,669,000           11.0%

Executive Officers and Directors

Title of Class   Name Position and Address   Amount and Nature of   Percentage
                 of Officer or Director      Beneficial Ownership    of Class

Common           Michele Ciavarella(2),
                 Chief Executive Officer
                 and Chairman                             0              0%

                 Alessandro Marcelli,
                 President                        1,000,000            4.2%

                 Catalin Radu,
                 Vice President and
                 Director                                 0              0%

                 Sanjeev Kumar,
                 Director                                 0              0%

Executive Officers and Directors as a group       1,000,000            4.2%

(1) Based on 23,264,800 shares of Common Stock outstanding as of June 30, 2015. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Michele Ciavarella disclaims any beneficial ownership over the 12,360,660 shares of the Company held by Gold Street Capital Corp., a corporation owned by his wife, Gilda Pia Ciavarella.

                                   PROPOSALS

Proposal 1 - Election Of Directors

Our bylaws provide for our Board to consist of at least one director. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a Board of three directors.

The nominees for election at the Meeting to fill the positions on the Board are Michele Ciavarella, Alessandro Marcelli and Beniamino Gianfelici. If elected, the nominees will serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Following a thorough review process, the Board can support the re-election of Mr. Michele Ciavarella and recommends that the shareholders vote for his elections as an executive, non-independent director. The Board cannot support the re-election of Mr. Catalin Radu and Mr. Sanjeev Kumar and recommend that the shareholders do not vote for their election as independent directors. The Board does, however, acknowledge Mr. Radu and Mr. Kumar's professional background and experience.

The Board unanimously recommends a vote "FOR" the nominees: Michele Ciavarella, Alessandro Marcelli and Beniamino Gianfelici.

For further information, please refer to the heading below "Directors and Executive Officers."

Proposal 2 - Ratification Of Appointment Of Independent Auditor

On May 15, 2006, Paritz and Company, PA was first engaged as our principal accountant to audit our financial statements and has served as such to date.

The Board also selected Paritz and Company, PA as our independent auditors for the fiscal year ended December 31, 2015, and has further directed that management submit the appointment of independent auditors for ratification by the stockholders at the Meeting.

Stockholder ratification of the appointment of Paritz and Company, PA as our independent auditors is not required by our bylaws or otherwise. However, the Board is submitting the selection of Paritz and Company, PA to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

Our Board has considered and determined that the services provided by Paritz and Company, PA are compatible with maintaining the principal accountant's independence.

Representatives of Paritz and Company, PA are not expected to be present at the Meeting and will not have the opportunity to make a statement or respond to questions at the Meeting.

The Board unanimously recommends a vote "FOR" the ratification of the appointment of Paritz and Company, PA as our independent auditors for the fiscal year ended December 31, 2015.

For further information, please refer to the heading below "Independent Public Accountants."

                       DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our current executive officers and directors. All of our directors serve until the date of annual meeting of stockholders or until their successors are elected and qualified. The Board appoints officers and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board.

Name                    Position(s) Held                  Date First Elected
                        with the Company         Age      or Appointed

Michele Ciavarella      Chief Executive Officer
                        and Chairman             53       June 6, 2011

Alessandro Marcelli     President                46       February 23, 2015

Catalin Radu            Vice President
                        and Director             46       September 1, 2014

Sanjeev Kumar           Director                 51       September 1, 2014


Michele Ciavarella, B.Sc. - Chairman of the Board, Chief Executive Officer,
                            Chief Operating Officer, Chief Financial Officer

  2011 - Present   Chairman of the Board, CEO, COO, CFO
  2005 - 2011      Director of Operations, Empire Global Corp.
  2004             President and CEO, Empire Global Corp (formerly Pender)
  1990 - 2007      Independent Investment Advisor, Limited Market Dealer
  1986 - 1990      Teacher - Cree School Board

Michele Ciavarella is 53 years old and has served in various roles and executive capacities since 2004 and was appointed as our Chairman and CEO in 2011.
Mr. Ciavarella graduated from Laurentian University with a Bachelor of Science degree in Liberal Sciences with studies in mining engineering. From 2002 to 2004, Mr. Ciavarella served as a senior executive, financial planner and life insurance underwriter with Dagmar Insurance Services and financial advisor with Manulife Financial. Mr. Ciavarella has over 25 years of executive, C-level and senior board level experience along with practical and lean business process management skills.

Alessandro Marcelli is 46 years old and serves as our President and brings
20 years of professional experience in the technology industry having a broad range of applicable cross border experience including a key role as Project Manager of Software with NATO working within the Turkish Army. He was employed with Vodafone Group PLC for 12 years as manager of the operational and maintenance center for central and south Italy operations. Mr. Marcelli has extensive experience in communications, team building as well as management skills in fast changing environments. Since 2007, Mr. Marcelli has been the COO and Managing Director of Multigioco and has been instrumental in its growth, expanding the New Gioco/Multigioco brand to over EUR 77 Million in gross annual gaming turnover during his tenure.

Catalin Radu is 46 years old and serves as our Vice President and is currently one of our directors and the Managing Director of the Delamore & Owl Group in Romania and the Balkans in charge of leading D&O's initiative in the local market. He graduated from the Military Academy and became an officer in Romanian Army for several decades. Mr. Radu was a leader in the online gaming industry between 2005 through 2011. He founded Royalcenter Ltd. A Maltese enterprise with a Class 3 LGA license in Malta offering an online poker platform known as "Dracula Poker." Mr. Radu was instrumental in procuring a team of specialists including experts in various programming fields, data base development, networking, graphics, fraud detection and financial transactions to create the software and online platform. The enterprise grew to over 100,000 registered users and in excess of 40,000 players and organized the first live poker tournament in Romania in cooperation with Platinum Casino. In addition, he owned a gaming magazine and a television program named "Royal Flush" as well as forming numerous synergies incorporating cooperative ventures with reputable gaming enterprises such as Bet365, Party Poker, SportingBet among others.
Mr. Radu also brings well over 10 years of experience in business development specifically in the online gaming space. He has dedicated himself to operational and management activities specifically in infrastructure development and internet business.

Sanjeev Kumar is 51 years old and serves as a director of the Company and is a market-seasoned professional and the recipient of the "Southeast Asia Young Achiever's Award." Mr. Kumar oversees business activities in more than 30 countries in his role as the member of the board of directors of Delamore & Owl Group. Acting as chief spokesman, Mr. Kumar additionally takes charge of the management and is a member of the credit committee of the group; he also provides state-of-the-art technical analysis. He holds dual Master's Degrees in Business Administration and International Commerce & Finance. Utilizing his expertise and experience, Mr. Kumar has responsibilities which encompass assets, investments, training, research, emerging markets, high-risk ventures, and business development. He is a Fellow of the British Association of Entrepreneurs, Institute of Management Specialists and Member of the Global Development Network, Global Knowledge and Economic Council, Management Centre Europe, European Economic Association among others. Mr. Kumar is also the recipient of numerous honors and awards including: the "Who's Who of Britain's Young Entrepreneurs;" "South East Asia Young Achiever of the Year Award;" "Nominated for the Business Leader of the Year Award." He is proficient in English, Hindi, and has a workable knowledge of Russian and specializes in multiple disciplines including: Advisory & Consultancy, Restructuring and Re-Branding, Corporate Management, Investment, Structuring & Technical Analysis.

The following sets forth the resume for Beniamino Gianfelici who is nominated to be elected to the Board of Directors.

Mr. Beniamino (Benji) Gianfelici is 69 years old and is the founder, Chairman and director of New Gioco Srl. Prior to establishing New Gioco in the gaming business, Mr. Gianfelici, formed and operated a major construction enterprise which designed, engineered and constructed a number of prominent buildings in Rome, Italy. Through the construction enterprise, Benji formed affable relationships with numerous high net worth citizens in a variety of upscale regions throughout Italy. He brings over 35 years of experience in gaming operations in Italy along with a wealth of business associations in the broader industry. In addition, Benji brings to the Company solidly formed relationships in several key centers around Italy. As of the date of this filing, Benji is the beneficial owner of 1,000,000 shares of the Company's Common Stock.

Conduct of Business

All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Delaware Corporations Law and the By-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Family Relationships

There are no current family relationships among our directors or executive officers. Beniamino Gianfelici is the founder of New Gioco Srl and Multigioco Srl and is the father in law of Alessandro Marcelli.

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons, as well as the nominees for directors discussed herein, have not been involved in any of the following events during the past five years:

1. No bankruptcy petition has been filed by or against any business of which any director was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.
2. No current director has been convicted in a criminal proceeding and is not subject to a pending criminal proceeding (excluding traffic violations and other minor offences).
3. No current director has been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities with the exception of the certain temporary restrictions imposed on Mr. Ciavarella. These restrictions, which expire on May 16, 2016, are limited only to Canada as a result of a mutual agreement between Mr. Ciavarella and the Ontario Securities Commission. Mr. Ciavarella agreed not to act in the capacity as an officer, director or promoter of a Canadian Issuer, and will not trade securities in a non-registered savings account.
   In exchange for the foregoing agreements, the Ontario Securities Commission agreed that Mr. Ciavarella had no involvement in any alleged wrongdoing.
4. No director has been found by a court of competent jurisdiction (in a civil action), the Securities Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated.

Transactions with related persons, promoters and certain control persons.

There have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers, the nominees for directors discussed herein or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

Audit Committee Financial Expert

The Company does not have an audit committee or an audit committee financial expert (as defined in Item 407 of Regulation S-K) serving on its Board of Directors. All current members of the Board of Directors lack sufficient financial expertise for overseeing financial reporting responsibilities. The Company has not yet employed an audit committee financial expert on its Board due to the inability to attract such a person.

Although we are not legally required to have an audit committee, the Company intends to establish an audit committee of the board of directors, which will consist of independent directors. The audit committee's duties will be to recommend to the Company's board of directors the engagement of an independent registered public accounting firm to audit the Company's financial statements and to review the Company's accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee will at all times be composed exclusively of directors who are, in the opinion of the Company's board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Other Committees

We currently do not have nominating or compensation committees, or committees performing similar functions. We will create one or more of these committees at such time as the Board determines it would not be overly costly or burdensome to do so, and is warranted given our then stage of development.

Director Independence

We currently act with 3 directors, consisting of Michele Ciavarella, Catalin Radu, and Sanjeev Kumar. Quotations for our common stock are entered on the Over-the-Counter Bulletin Board inter-dealer quotation system, which does not have director independence requirements. For purposes of determining director independence, the Company applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. As a result, the Company does not have any independent directors.

                             EXECUTIVE COMPENSATION

The particulars of compensation paid to our principal executive officer.

                            Summary Compensation Table
                           (all amounts in US Dollars)

Name and                                                       Stock     All Other         Total
principal                   Salary   Bonus   Award(s)   Compensation  Compensation  Compensation
position              Year      ($)     ($)       ($)            ($)           ($)           ($)
-------------------   ----  ------  ------   -------   -------------  ------------  ------------

Michele Ciavarella
CEO, CFO, Chairman    2014  90,000       0         0          0                0         90,000
                      2013       0       0         0          0                0              0


Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2014, we did not have any outstanding equity awards.

                               COMPENSATION PLANS

As of December 31, 2014, we did not have any compensation plans in place. However, we may issue stock options to our directors, officers and employees in the future, upon adoption of a stock option plan.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our Board. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our Board.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Employment Contracts

We have not entered into any employment agreements or compensation arrangements with any of our named executive officers.

Compensation of Directors

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common stock as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Fees

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with Securities and Exchange Commission filings.

Audit-Related Fees. This category includes assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under Audit Fees, and describes the nature of the services comprising the fees disclosed under this category.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning, and describes the nature of the services comprising the fees disclosed under this category.

All Other Fees. This category includes products and services provided by the principal accountant, other than the services reported under Audit Fees, Audit-Related Fees or Tax Fees.

Our current and former independent public accountants provided audit and other services during the fiscal years ended December 31, 2014 and 2013 as follows:

                                                      Fiscal
                                              2014              2013

Audit Fees                                  $35,000            $7,000
Audit-Related Fees                             0                  0
Tax Fees                                       0                  0
All Other Fees                                 0                  0

Total Fees                                  $35,000            $7,000

We do not use Paritz and Company, PA for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Paritz and Company, PA to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Paritz and Company, PA is engaged by us to render any uditing or permitted non-audit related service, the engagement be:

- approved by our audit committee (which consists of our entire Board); or
- entered into pursuant to pre-approval policies and procedures established by the Board, provided the policies and procedures are detailed as to the particular service, the Board is informed of each service, and such policies and procedures do not include delegation of the Board' responsibilities to management.

The Board pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board either before or after the respective services were rendered.

The Board has considered the nature and amount of fees billed by Paritz and Company, PA and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Paritz and Company, PA' independence.

                          INDEBTEDNESS OF MANAGEMENT

None of our directors, officers or employees, or any of our former directors, officers and employees, and none of the proposed nominees for election, or any of the associates of any such persons is or has been indebted to our company or its subsidiaries at any time since the beginning of our last completed financial year and no indebtedness is outstanding as at the date of this proxy statement.

     COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended December 31, 2014, all filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as listed below, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $120,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

Our CEO has provided financing to the company in the form of demand notes with no fixed or determinable repayment dates. The amounts are recorded as current liabilities with the balance as of December 31, 2014 and March 31, 2015 of $97,561 and $2,071 respectively.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers, no nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Meeting.

          STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

We did not hold an annual general meeting for the year ended December 31, 2013. As a result, the deadline for the Company to receive shareholder proposals for presentation at the annual meeting of shareholders to be held in 2015 is a reasonable period of time before the Company begins to print and mail out proxy materials for that annual meeting. The Company anticipates that the mail out of proxy materials for next year's annual meeting of shareholders will occur in June 2016. Accordingly, to be eligible for inclusion in our 2016 proxy statement, your proposal must be received by us no later than April 2016, and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2016 annual meeting, you must notify us in writing and such notice must be delivered to or received by our Chief Executive Officer no later than April 2016. While the Board will consider stockholder proposals, we reserve the right to omit from our 2016 proxy statement stockholder proposals that are not required to be included under the Exchange Act, including Rule 14a-8 of the Exchange Act.

                          STOCKHOLDER COMMUNICATIONS

We do not currently have a process that provides for stockholders to send communications, including recommendations and nominations, to the Board. The Board does not believe that it is necessary to have such a policy because current management is capable of responding to any questions or concerns of stockholders. In addition, we believe that the creation and implementation of such a policy would be overly costly and burdensome and is not warranted in our circumstances given our current size.

                       "HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding," potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

                                 ANNUAL REPORT

Our annual report on Form 10-K for the year ended December 31, 2014 is enclosed with this proxy statement.

                                OTHER BUSINESS

In addition to the matters to be voted upon by the stockholders of our common stock, we will receive and consider both the Report of the Board to the stockholders, and the audited financial statements of our company for the fiscal year ended December 31, 2014, together with the auditors' report thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,


/s/ Michele Ciavarella
------------------------
Michele Ciavarella, B.Sc.
Chairman and Chief Executive Officer
Dated: July 15, 2015
Toronto, Ontario

                                   SCHEDULE "A"

                                    PROXY CARD
                    ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
                               EMPIRE GLOBAL CORP.
                                 (the "Company")

  TO BE HELD AT Suite 701, 130 Adelaide St. W, Toronto, Ontario, Canada M5H 2K4

                ON Friday, August 7, 2015 at 9:00 a.m. (local time)
                                 (the "Meeting")

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Michele Ciavarella, a director and officer of the Company, or failing this person, Alessandro Marcelli, or in the place of the foregoing,
                                                                    [print name]
-------------------------------------------------------------------
as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

The undersigned appoints Michele Ciavarella and Alessandro Marcelli as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of EMPIRE GLOBAL CORP. (the "Company") held of record by the undersigned on June 30, 2015, at the Annual Meeting of Stockholders to be held at Suite 701, 130 Adelaide St. W., Toronto, Ontario, M5H 2K4, on August 7, 2015, or any adjournment thereof.

-- Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 am, July 27, 2015 using the enclosed envelope.

           THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.
                        PLEASE MARK YOUR VOTE IN THE BOX.

                                                     For           Withhold
PROPOSAL 1: Election of Directors

Nominees:

Michele Ciavarella
                                                     ---              ---
Alessandro Marcelli
                                                     ---              ---
Beniamino Gianfelici
                                                     ---              ---

PROPOSAL 2: Appointment of Independent Auditors

To ratify the selection of Paritz and Company, PA,
    as independent auditors
                                                     ---              ---


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated:                            Signature

      ------------------                    --------------------------

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such.

If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity.

If a partnership, please sign in partnership name by authorized person.



  SIGN HERE:
                           -------------------------------------
  PLEASE PRINT NAME:
                           -------------------------------------
  DATE:
                           -------------------------------------
  NUMBER OF SHARES:
                           -------------------------------------
  REPRESENTED BY PROXY:
                           -------------------------------------


















            THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.
              SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4. Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

   a. appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR
   b. appoint another proxyholder.

5. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Signature Stock Transfer, Inc., by mail or by fax, at any time up to and including 10:00 a.m. (local time) on Monday, July 27, 2015, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Signature Stock Transfer, Inc.
2632 Coachlight Court
Plano, Texas, 75093
Fax: 972.612.4122